Supplement Dated June 20, 2018
To The Prospectuses Dated April 30, 2018

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE ADVISORYSM, PERSPECTIVESM, PERSPECTIVE REWARDS®, PERSPECTIVE FOCUS®, PERSPECTIVE ADVISORY IISM,
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective August 13, 2018, the Investment Division of the Separate Account investing in the JNL/PPM America Small Cap Value Fund will stop accepting any additional allocations or transfers. All other Investment Divisions of the Separate Account will remain available.

Important Note: If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, or Rebalancing, and it includes an allocation to this Investment Division, you can continue to invest in this Investment Division based on your existing election until you revise or terminate the automatic program.

If you make a subsequent premium payment and have future allocation instructions on file with us that include an allocation to this Investment Division, you must choose a replacement Investment Division by August 10, 2018. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

If you have the LifeGuard Select, Jackson Select, or Jackson Select Protector Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your future allocation instructions, described in the preceding paragraph. Therefore, when you change your allocation instructions for subsequent premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new future allocation instructions, the automatic transfers will continue to be based on your existing instructions.

If an application for a Contract/Policy is received on or after August 13, 2018, or if a pending application is not in good order by August 10, 2018, and it includes an allocation to this Investment Division, that allocation will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

Amounts invested in this Investment Division as of August 13, 2018 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of this Investment Division in connection with the usual transactions under a Contract/Policy, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of this Investment Division on or after August 13, 2018, you will not be able to transfer back in.

For additional information, please see the Supplement dated June 20, 2018 to the JNL® Series Trust prospectus.

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(To be used with JMV18691NY 04/18, JMV17183NY 04/18, JMV16966NY 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, NMV2731 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18 and NV3784 04/18)

NMV20745NY 6/18